SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2003

        DIAMETRICS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21982	41-1663185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            2658 Patton Road, Roseville, Minnesota 55113

(Address of principal executive offices)

Registrant’s telephone number, including area code:            (651) 639-8035

                                         Not Applicable

(Former name or former address, if changed since last report)

Page 1 of 4 Pages

Exhibit Index Appears on Page 4

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release of Diametrics Medical, Inc., dated August 14, 2003, reporting financial results for the second quarter of 2003

Item 12.	Results of Operations and Financial Condition.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of Diametrics Medical, Inc.’s announcement regarding earnings results for the second quarter ended June 30, 2003, as presented in a press release of August 14, 2003.

Page 2 of 4 Pages

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 14, 2003

DIAMETRICS MEDICAL, INC.

By:	/s/ W. GLEN WINCHELL
W. Glen Winchell Chief Financial Officer

Page 3 of 4 Pages

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Diametrics Medical, Inc., dated August 14, 2003, reporting financial results for the second quarter of 2003

Page 4 of 4 Pages